                                  EXHIBIT 99.1

                                                                 CONTACT PERSON:
                                                                 Robert Hynes or
                                                                  Monica Burrows
                                                                  (212) 355-5200

FOR IMMEDIATE RELEASE

                         WHX CORPORATION CLOSES SALE OF
                              UNIMAST INCORPORATED

            New York - August 1, 2002 - WHX  Corporation  (NYSE:  WHX) announced today the closing on July 31, 2002 of the  previously  announced  sale of all of
its  shares  of  capital  stock  of  Unimast   Incorporated,   its  wholly-owned
subsidiary, to Worthington Industries, Inc. for $95 million in cash.

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